DUNHAM FUNDSSM
WHEN PERFORMANCE COUNTS	SUMMARY PROSPECTUS
March 1, 2010

Dunham Small Cap Value Fund

Class A (DASVX)

Class C (DCSVX)

Class N (DNSVX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/smallcapvalue.aspx. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective:  The Fund seeks to maximize total return from capital appreciation and income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 104 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 66 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.88%	0.88%	0.88%
Acquired Fund Fees and Expenses (1)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.73%	2.48%	1.48%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$741	$1,089	$1,460	$2,499
Class C	$251	$773	$1,321	$2,816
Class N	$151	$468	$808	$1,768

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's sub-adviser seeks to achieve the Fund's investment objective by investing primarily in domestic, value-oriented, small-capitalization or "small cap" equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market using its fundamental stock selection process.  The Fund defines small-capitalization companies as those with market capitalizations within the range of the companies in the Russell 2000 Value Index at the time of investment.  As of December 31, 2009, the Russell 2000 Value Index had market capitalizations between $31.9 million and $4.0 billion.  The Russell 2000 Value Index includes companies that some investors may not consider to be small capitalization.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net plus borrowing for investment purposes) in small cap companies.  The sub-adviser uses a fundamental bottom-up stock selection process with an investment time horizon of three to five years to identity companies that it believes are undervalued.  In general, the sub-adviser buys securities of dividend-paying small cap companies that have positive free cash flow and improving returns that it believes are undervalued.  It sells them when the thesis for owning is violated, more compelling investments are available or the stock appreciates outside of the market capitalization range of the small stock universe.  Although a "total return" investment objective typically entails both capital appreciation and income, the Fund emphasizes capital appreciation, but will capture some income through dividends and interest from cash investments.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The sub-adviser’s judgments about the attractiveness, "value" and potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Small Capitalization Risk – The Fund’s investments in small cap companies carry more risks than investments in larger companies.  Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table, and if the sales charge was not included, the return would be more than that shown.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a predecessor fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling (toll free) (866) 811-0225.

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 21.24% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.88% (quarter ended December 31, 2008).

Dunham Small Cap Value Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2009	1 Year	5 Year	Life of Fund*
Class N Shares
return before taxes	21.24%	-2.72%	-1.94%
return after taxes on distributions	21.06%	-3.57%	-2.79%
return after taxes on distributions and sale of Fund shares	14.05%	-2.18%	-1.53%
Russell 2000 Value Index	20.58%	-0.01%	0.56%
Class C Shares
return before taxes	20.23%	-3.66%	-2.87%
Class A Shares
return before taxes	14.16%	N/A	-10.44%

*The Fund’s Class N and Class C shares commenced operations on December 10, 2004.  The Fund’s Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

Investment Adviser: Dunham & Associates Investment Counsel, Inc.

Sub-Adviser: Denver Investment Advisors LLC

Sub-Adviser Portfolio Managers:  Kris B. Herrick, CFA, Partner, Director of Value Research, has been Director of Value Research at the sub-adviser since November 2000.  Troy Dayton, CFA, Partner, Portfolio Manager/Research Analyst, has been a portfolio manager and analyst with the sub-adviser since May 2002.  The portfolio managers share responsibility for day-to-day management of the Fund and have served the Fund in this capacity since April 1, 2006.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading.  For Class A shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts is $2,000.  The minimum subsequent investment is $100.  For Class C shares, the minimum initial investment in a Fund is $5,000 and for tax-deferred and certain tax efficient accounts is $2,000.  The minimum subsequent investment is $100.  For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts.  The Adviser or Distributor may waive this minimum or apply the minimum on a fund complex basis, depending on the agreement with the financial Institution offering the shares.  There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to Dunham Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling (toll free) (866) 811-0225 or by visiting the Fund's website www.dunham.com.  You also may purchase and redeem shares through a financial intermediary.

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.